                       SETTLEMENT AND RELEASE AGREEMENT

     THIS SETTLEMENT AND RELEASE AGREEMENT dated as of September 2, 1999 executed and delivered by and among HARRY'S FARMERS MARKET, INC., a Georgia corporation ("HFMI"), MARTHASVILLE TRADING COMPANY, INC., a Georgia corporation ("Marthasville"), KARALEA, INC., a Georgia corporation ("Karalea"), HARRY BLAZER, an individual ("Blazer"; Blazer, HFMI, Marthasville and Karalea are sometimes collectively referred to as the "HFMI Parties"), PROGRESSIVE FOOD CONCEPTS, INC. (formerly known as HFMI Acquisition Corporation), a Delaware corporation and a debtor in possession in the bankruptcy cases described below ("PFCI") and BOSTON CHICKEN, INC., a Delaware corporation and a debtor in possession in the bankruptcy cases described below ("BCI"; BCI and PFCI are sometimes collectively referred to as the "BCI Parties").

                                    Recitals

    1. PFCI and HFMI entered into that certain Transaction Agreement, dated January 31, 1997 (the "Transaction Agreement"), which created certain rights and obligations and outlined a series of transactions and agreements to be entered into between them.

     2. Pursuant to the Transaction Agreement, the HFMI Parties and the BCI Parties entered into a series of agreements as follows:

          A. that certain Secured Loan Agreement, dated January 31, 1997, by and between HFMI and PFCI (the "Original Agreement") pursuant to which PFCI agreed to provide certain secured loans to HFMI. The Original Agreement was amended and restated by that certain Amended and Restated Secured Loan Agreement, dated as of June 6, 1997 (the "First Amendment") and further amended and restated by that certain Second Amended and Restated Secured Loan Agreement, dated as of November 3, 1997 (the "Second Amendment"; the Original Agreement, as amended by the First Amendment and the Second Amendment, is referred to herein as the "Loan Agreement").

          B. those certain Guaranties and Subsidiary Security Agreements (collectively, the "Guaranty Documents") dated as of January 31, 1997 of Marthasville and Karalea in favor of PFCI pursuant to which Marthasville and Karalea guaranteed the obligations of HFMI to PFCI under the Loan Agreement.

          C. that certain Consulting Services Agreement, dated as of January 31, 1997, as amended by that certain First Amendment to Consulting Services Agreement dated as of November 3, 1997 (as so amended, the "Consulting Services Agreement") pursuant to which the parties thereto agreed to provide certain consulting services to each other as described therein.

          D. that certain Warrant Agreement to Purchase Shares of Class A Common Stock of Harry's Farmers Market, Inc., dated January 31, 1997, pursuant to which HFMI issued to PFCI certain warrants to purchase certain capital stock of HFMI (the "Warrants").

          E. that certain Trust Agreement, dated January 30, 1997, as amended by that certain First Amendment to Trust Agreement dated as of November 3, 1997 (as so amended, "Trust Agreement"), and that certain Administration and Servicing Agreement dated January 30, 1997 ("Servicing Agreement"), pursuant to which the Trust (as defined in the Trust Agreement) was created and pursuant to which, Wilmington Trust Company, a Delaware banking company ("Trustee") was appointed the trustee thereof, and PFCI was appointed Servicer thereof. Pursuant to the terms of the Trust Agreement, the Trustee issued and delivered to HFMI a Georgia Class Owner Certificate and a Worldwide Class Owner Certificate (as such terms are defined in the Trust Agreement). As required under the Trust Agreement, HFMI immediately transferred to PFCI the Worldwide Class Owner Certificate. The Trustee, on behalf of the Trust, entered into two separate license agreements governing the use of the Trust property, the PFCI License and the Newco License (as such terms are defined in the Trust Agreement).

    3. Each of the BCI Parties is currently a debtor in possession under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in its respective case (collectively, the "Case") pending before the United States Bankruptcy Court in the District of Arizona (the "Court").

    4. HFMI has offered, and the BCI Parties have agreed, subject only to the conditions set forth herein, to accept a payment in the amount of $4,000,000 in exchange for a complete termination of the business relationship between the HFMI Parties and the BCI Parties, including releases of all claims being given by each party, cancellation of all contracts, warrants and options and satisfaction of all outstanding debt obligations under the Loan Agreement, but only on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, each of the parties agrees as follows:

    Section 1.  Agreement; Terms of Settlement. Each of the parties hereto
                ------------------------------
agrees that upon the satisfaction of the conditions set forth in Section 2 hereof, the existing business relationship between the HFMI Parties, on the one hand, and the BCI Parties, on the other hand, shall be automatically terminated with no party having any further obligations thereunder other than those obligations which expressly survive such termination as provided in Section 14 (the "Surviving Obligations"). Not in limitation of the foregoing, upon the satisfaction of each of the conditions set forth in Section 2 hereof, each of the following shall be deemed to have automatically occurred without the necessity of any further action by any party hereto (except where specific action is called for and specifically described below):

     (a) Payoff of Notes and Release of Liens.  All obligations of the HFMI
         ------------------------------------
Parties to the BCI Parties under the Loan Agreement, the Notes (as defined in the Loan Agreement), the Guaranty Documents, and all security agreements, pledge agreements, mortgages, deeds and other documents executed in connection therewith (collectively, the "Loan Documents") shall be deemed to have been satisfied in full and the liens and security interests, mortgages, encumbrances, liens, deeds, and assignments in favor of the BCI Parties arising under any of the Loan Documents in any of the assets of the HFMI Parties shall be deemed released, and the Loan Agreement shall be deemed to be terminated with no party having any further rights or obligations thereunder other than the Surviving Obligations. In furtherance of the foregoing, each of the BCI Parties agrees that at the Closing (as defined below) it will deliver to HFMI all termination statements, releases of mortgages and deeds, and other documents prepared by and reasonably requested by HFMI and provided to the BCI Parties reasonably in advance of the Closing to evidence the termination of PFCI's security interest and liens and will, at HFMI's cost, take such other actions as is necessary to release such liens (including delivery of any relevant instruments it has in its possession).

     (b) Intellectual Property. All rights of the BCI Parties in and to the
         ---------------------
Newco License, the Worldwide Class Owner Certificate and any other rights under the Trust Agreement and documents related thereto shall be deemed to have been terminated. In furtherance of the foregoing, each of the BCI Parties agrees that at the Closing it will, at HFMI's request and at HFMI's cost: (i) transfer and convey to HFMI or the Trust all of the BCI Parties' rights, title and interest in the Newco License, the Worldwide Class Owner Certificate and any other rights under the Trust Agreement, the Servicing Agreement, and documents related to the foregoing (collectively, the "IP Documents") and (ii) take any other actions reasonably requested by HFMI to terminate the Trust Agreement and the Servicing Agreement, including, but not limited to, actions as Servicer of the Trust to instruct the Trustee to take actions reasonably requested by HFMI pursuant to the terms of the Trust Agreement.

     (c) Warrants and Options.  All of the Warrants and any other rights or
         --------------------
obligations to acquire to acquire any capital stock of HFMI (including all options under the Loan Agreement) shall be deemed cancelled and PFCI shall return the Warrants unexercised to HFMI at Closing. In addition, PFCI shall deliver a certificate to HFMI at Closing certifying that neither PFCI nor any of its affiliates has exercised any options under the Loan Agreement.

     (d) Consulting Services Agreement. The Consulting Services Agreement shall
         -----------------------------
be deemed terminated with no party having any further rights or obligations thereunder.

     (e) Transaction Agreement.  The Transaction Agreement shall be deemed
         ---------------------
terminated with no party having any further rights or obligations thereunder.

     (f) Other Documents. All of the other documents or agreements entered into
         ---------------
in connection with any of the documents referenced in clause (a) through (e) above (collectively, the "Other Documents") shall be deemed terminated with no party having any further rights or obligations thereunder other than any Surviving Obligations.

     (g) BCI Parties Releases. Each of the BCI Parties shall be deemed to have
         --------------------
released, remised, acquitted, and forever discharged the HFMI Parties, their affiliates, and their respective employees, directors, officers, owners, agents and professionals (collectively, the "HFMI Released Parties"), from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, description, or nature whatsoever, known or unknown, fixed or contingent, which the BCI Parties have, may have, might have had, or claim to have now against the HFMI Released Parties including, without limitation, in connection with the Loan Documents, Consulting Services Agreement, IP Documents, Other Documents and Warrants or under any causes of action under the Bankruptcy Code.

     (h) HFMI Parties Releases. Each of the HFMI Parties shall be deemed to have
         ---------------------
released, remised, acquitted, and forever discharged the BCI Parties, their affiliates, their respective bankruptcy estates, and their respective current employees, directors, officers, owners, agents and professionals (collectively, the "BCI Released Parties"), from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, description, or nature whatsoever, known or unknown, fixed or contingent, which the HFMI Parties have, may have, might have had, or claim to have now against the BCI Released Parties including, without limitation, in connection with the Loan Documents, Consulting Services Agreement, IP Documents, Other Documents and Warrants. In furtherance of the foregoing, effective on the date of the Closing, the proof of claim filed by HFMI in the Case shall be deemed to have been withdrawn and shall be expunged, it being understood that the HFMI Parties are expressly waiving the claim described in such proof of claim.

     Section 2.  Closing; Conditions to Settlement and Release.
                 ---------------------------------------------

     (a) Closing.  The closing of the settlement referenced herein (the
         -------
"Closing") shall take place at the offices of Alston & Bird, Atlanta, Georgia or at such other place as is mutually agreeable to the parties. Unless the parties hereto shall mutually agree (which agreement must be approved by the Bankruptcy Court if it extends the Closing date beyond an additional 15 days), the Closing shall occur on or before the date that is thirty (30) days after the date the Bankruptcy Court's written order, in substantially the form attached hereto as Exhibit A, approving the settlement provided for herein has been entered on the docket in the Case (the "Order").

     (b) Conditions to Settlement and Release.  The effectiveness of this
         ------------------------------------
Agreement and the settlement and release provided for in Section 1 hereof is subject only to the satisfaction of the following conditions:

         (i) payment by HFMI to PFCI of $4,000,000 in lawful U.S. currency, by wire transfer of immediately available funds in accordance with wire instructions to be delivered by the BCI Parties prior to Closing;

          (ii) HFMI obtaining financing for the transaction contemplated by this Agreement and obtaining the written consent of its senior lenders to the transactions contemplated under this Agreement;

          (iii) this Agreement executed and delivered by each of the parties hereto;

          (iv) the BCI Parties shall have delivered to HFMI all releases, instruments and other documents referenced in Section 1 (unless this condition is waived in writing by HFMI), each of which shall be reasonably satisfactory in form and substance to HFMI; and

          (v) the Order shall have been entered on the docket of the Court in the Case and shall have become final and non-appealable. For the purposes hereof, "final and non-appealable" shall mean that either (a) no appeal of the Order has been filed within the time period specified by Rule 8002(a), Federal Rules of Bankruptcy Procedure, (b) in the event a timely appeal has been filed, the effectiveness of the Order has not been stayed in accordance with Rule 8005, Federal Rules of Bankruptcy Procedure, or (c) in the event the Order was stayed pending appeal, such stay has been terminated by subsequent court order.

          (vi) if the Trust Agreement is not terminated as of the Closing, the non-BCI Parties thereto shall have confirmed in writing that PFCI is no longer a party thereto and is released from all obligations and duties thereunder (including, without limitation, any reimbursement and indemnification obligations under Section 8 thereto and the indemnification obligations under Section 11.02 thereto, in each case with respect to the period after the Closing). If the Servicing Agreement is not terminated as of the Closing, the non-BCI Parties thereto shall have confirmed in writing that PFCI shall, effective as of the Closing, no longer be the "Servicer" under such agreement and shall have no further obligations thereunder;

     Section 3.  Binding Obligation; Cooperation.  The only conditions to the
                 -------------------------------
settlement and release set forth in this Agreement are set forth in Section 2 hereof and each of the parties agrees to use its best efforts to satisfy each of the conditions for which it is responsible to satisfy. Furthermore, each party agrees that it shall cooperate with each other party hereto in furtherance of the transactions provided for in this Agreement. Not in limitation of the foregoing, the BCI Parties shall continue to cooperate with the HFMI Parties after the Closing in connection with the actions reasonably requested by HFMI in furtherance of the termination and releases provided for in Section 1 hereof.

     Section 4.  BCI Parties' Representations. Each of the BCI Parties hereby
                 ----------------------------
represents and warrants to the HFMI Parties as follows:

     (a) Each of the BCI Parties is duly organized, and is a validly existing corporation, in good standing under the laws of the jurisdiction of its formation. The execution, delivery and performance by the BCI Parties of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action.

     (b) This Agreement has been duly and validly executed and delivered by each of the BCI Parties, and, subject to the issuance of the Order, is the legal, valid and binding obligation of each of the BCI Parties, enforceable against each of the BCI Parties in accordance with its terms. No registration with, notice to, consent or approval of, or any other action by, any governmental authority or other person is required in connection with the execution, delivery and performance of this Agreement by each of the BCI Parties other than the approval of the Bankruptcy Court.

     (c) PFCI is the owner of all of the rights under the Loan Documents, IP Documents, Consulting Agreement and Warrants and has not transferred or assigned any of these assets to any party other than to BCI and its lenders. The BCI Parties have duly noticed the motion seeking approval of the Court of this Agreement, including, without limitation, providing notice of the motion to all parties which have liens, claims or other encumbrances against the Loan Documents, the IP Documents, the Consulting Agreement and the Warrants.

     (d) Neither PFCI nor BCI have exercised any of the Warrants or any of the options to acquire HFMI's capital stock under the Loan Agreement.

     Section 5. HFMI's Representations. HFMI hereby represents and warrants to
                ----------------------
each of the BCI Parties as follows:

     (a) HFMI is duly organized, and is a validly existing corporation, in good standing under the laws of the jurisdiction of its formation. The execution, delivery and performance of this Agreement and the other documents contemplated hereby are within HFMI's powers, have been duly authorized by all necessary action and do not contravene, or result in a default under, any of its charter documents or any law, agreement or other obligation to which it is subject.

     (b) This Agreement has been duly and validly executed and delivered by HFMI, is the legal, valid and binding obligation of HFMI, enforceable against HFMI in accordance with its terms. No registration with, notice to, consent or approval of, or any other action by, any governmental authority or other person is required in connection with the execution, delivery and performance of this Agreement by HFMI, other than the consent of its senior lender.

     (c) HFMI shall use its best efforts to secure the funds due at Closing and to secure the consent of its senior lender to the transactions described herein as of Closing.

     (d) The HFMI Parties are the owners of all of the rights that they originally had under the Loan Documents, IP Documents, Consulting Agreement and Warrants and have not transferred or assigned any of these rights to any party.

     Section 6.  Survival of Agreement.  All agreements, representations and
                 ---------------------
warranties made herein shall survive the execution and delivery of this Agreement.

     Section 7.  Amendments.  This Agreement may not be amended except in
                 ----------
writing signed by all of the parties hereto and approved by the Bankruptcy
Court.

     Section 8.  Severability.  In case any provision of this Agreement shall be
                 ------------
invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 9.  Review of Documents.  Each of the parties hereto acknowledges
                 -------------------
that, prior to the execution and delivery of this Agreement, it has had the opportunity to review and ask questions regarding this Agreement and the other documents and instruments referred to herein and to discuss the same and this Agreement with its counsel.

     Section 10. Headings Descriptive; Entire Agreement.  The headings of the
                 --------------------------------------
several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

     Section 11.  Counterparts.   This Agreement may be executed in any number
                  ------------
of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties.

     Section 12.  Choice of Law.  This Agreement shall be construed and enforced
                  -------------
in accordance with and subject to the substantive laws of the State of Georgia.

     Section 13.  Successors and Assigns.  Each reference herein to any party
                  ----------------------
shall be deemed to include such parties' successors and assigns including any trustee appointed in the Case; provided, however, no party may assign or
                               --------  -------
transfer its obligations hereunder to any person or entity.

     Section 14.  Survival of Certain  Obligations.  Notwithstanding anything to
                  --------------------------------
the contrary herein, the parties do not intend to cancel or abrogate any obligations either of them has with respect to (i) preserving the confidentiality of proprietary materials, whether under any of the agreements being terminated hereunder or under that certain Confidentiality Agreement entered into between HFMI and PFCI dated as of January 14, 1997, (ii) any indemnification obligations under any of the Loan Documents (including Section
11.11 of the Loan Agreement, IP Documents, Consulting Agreement or Warrants, or (iii) Section 11.8 of the Loan Agreement (all of the foregoing, the "Surviving Obligations"). The parties acknowledge and agree that all such Surviving Obligations shall continue in full force and effect and shall not be affected by this Agreement or the transactions contemplated hereunder.

     Section 15.  Non-disparagement.  The parties hereby agree to refrain from
                  -----------------
making and agree to direct their representatives to refrain from making any comments that, directly or indirectly disparage any of the parties hereto, the business of the parties or any officers, directors or employees of the parties.

                         [Signatures on Following Page]

     IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Settlement and Release Agreement as of the date and year first written above.

BOSTON CHICKEN, INC., as debtor and    PROGRESSIVE FOOD CONCEPTS,
debtor in possession                   INC., as debtor and debtor in possession



By:    /s/ MICHAEL R. DAIGLE           By:    /s/ MICHAEL R. DAIGLE
       --------------------------             -------------------------
Name:  Michael R. Daigle               Name:  Michael R. Daigle
Title: Senior Vice President           Title: Vice President



HARRY'S FARMERS MARKET, INC.           KARALEA, INC.



By:    /s/ HARRY BLAZER                By:    /s/ HARRY BLAZER
       --------------------------             -------------------------
Name:  Harry Blazer                    Name:  Harry Blazer
Title: President                       Title: President


MARTHASVILLE TRADING COMPANY, INC.



By:    /s/ HARRY BLAZER                /s/ HARRY BLAZER
       --------------------------      --------------------------------
Name:  Harry Blazer                    HARRY BLAZER, individually
Title: President